Fair Value Measurements	12 Months Ended
Sep. 30, 2014
Fair Value Disclosures [Abstract]
Fair value measurements
NOTE 13 — FAIR VALUE MEASUREMENTS
The following table represents Post’s assets and liabilities measured at fair value on a recurring basis and the basis for that measurement according to the levels in the fair value hierarchy in ASC Topic 820:

	September 30, 2014			September 30, 2013
	Total	Level 1	Level 2	Total	Level 1	Level 2
Assets
Deferred compensation investment	$10.2	$10.2	$—	$8.5	$8.5	$—

Liabilities
Deferred compensation liabilities	12.3	—	12.3	13.4	—	13.4
Derivative liabilities	52.0	—	52.0	0.2	—	0.2
	$64.3	$—	$64.3	$13.6	$—	$13.6

The following table represents the fair value of Post’s long-term debt which is not recorded at fair value in the consolidated balance sheets, but is classified as Level 2 in the fair value hierarchy per ASC Topic 820:

	September 30, 2014	September 30, 2013
Senior notes	$2,768.2	$1,450.6
Term loan	872.9	—
TEUs (debt component; see Note 18)	29.5	—
	$3,670.6	$1,450.6

The fair value hierarchy is based on inputs to valuation techniques that are used to measure fair value that are either observable or unobservable. Observable inputs reflect assumptions market participants would use in pricing an asset or liability based on market data obtained from independent sources, while unobservable inputs reflect a reporting entity’s pricing based upon their own market assumptions. The fair value hierarchy consists of three levels:
Level 1 — Inputs are quoted prices in active markets for identical assets or liabilities.
Level 2 — Inputs are quoted prices of similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable and market-corroborated inputs which are derived principally from or corroborated by observable market data.
 Level 3 — Inputs are derived from valuation techniques in which one or more significant inputs or value drivers are unobservable.
The deferred compensation investment is invested primarily in mutual funds and its fair value is measured using the market approach. This investment is in the same funds and purchased in substantially the same amounts as the participants’ selected investment options (excluding Post common stock equivalents), which represent the underlying liabilities to participants in the Company’s deferred compensation plans. Deferred compensation liabilities are recorded at amounts due to participants in cash, based on the fair value of participants’ selected investment options (excluding certain Post common stock equivalents to be distributed in shares) using the market approach. The Company utilizes the income approach to measure fair value for its derivative assets, which include commodity options and futures contracts. The income approach uses pricing models that rely on market observable inputs such as yield curves and forward prices.
Refer to Note 12 for the classification of changes in fair value of derivative assets and liabilities measured at fair value on a recurring basis within the consolidated statements of operations.
The carrying amounts reported on the consolidated balance sheets for cash and cash equivalents, receivables and accounts payable approximate fair value because of the short maturities of these financial instruments.